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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of earliest event reported - October 29, 1999



                                Multex.com, Inc.
             (Exact name of Registrant as specified in its charter)




        Delaware                     333-75121                  22-3253344
      ------------                 -------------              --------------
(State or other jurisdiction      (Commission File            (IRS Employer
     of incorporation)                 Number)             (Identification No.)



33 Maiden Lane, 5th Floor
New York, New York                                              10038
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:      (212) 859-9800
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Item 5.  Other Events.
         ------------

Pursuant to an Agreement and Plan of Merger and Reorganization, dated as of June 23, 1999, among Multex.com, Inc. (the "Registrant"), Merengue Acquisition Corp. and Market Guide Inc. ("Market Guide"), effective September 23, 1999, Market Guide became a wholly-owned subsidiary of the Registrant.

The Registrant has accounted for the acquisition as a pooling of interests.


                       Multex.com, Inc. and Subsidiaries
                 Condensed Consolidated Statement of Operations
               Period from September 23, 1999 to October 22, 1999
                                   Unaudited



Revenues                                                       $ 3,900,095
Cost of Revenues                                                 (902,055)
                                                               -----------
Gross profit                                                     2,998,040


Operating expenses:
    Sales and marketing                                          3,396,977
    Research and development                                       715,591
    General and administrative                                   1,800,021
                                                               -----------
Total operating expenses                                         5,912,589

Loss from operations                                           (2,914,549)

Other income (expense):
    Interest expense                                               (6,870)
    Interest and Investment income                                 231,826
                                                               -----------
Net loss                                                      $(2,689,593)
                                                               ===========

Basic and diluted net loss per common share                        $(0.10)
                                                               ===========

Number of shares used in computed basic
  and diluted loss per share                                    26,771,230
                                                               ===========


Because the Registrant and Market Guide were not historically under common control or management, historical combined results may not be indicative of, or comparable to, future performance.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------


          (c)  Exhibits.

               99.1 Condensed Consolidated Statement of Operations for the thirty day period beginning September 23, 1999 and ending October 22, 1999.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MULTEX.COM, INC.
                                        (Registrant)

                                        /s/ Isaak Karaev
Date:  October 29, 1999         By:_____________________________________
                                        Isaak Karaev, Chairman and CEO
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                                 Exhibit Index
                                 -------------

Exhibit
-------

 99.1 Condensed Consolidated Statement of Operations for the thirty day period beginning September 23, 1999 and ending October 22, 1999.